AMENDMENT No. 1

LICENSE  AGREEMENT

THIS AMENDMENT to the exclusive License Agreement between WATAIRE INTERNATIONAL, INC. (“Grantor”) and  AIRBORN WATER COMPANY LTD. (“Licensee”) dated January 25, 2007 (the “License Agreement”) is made as of June 18, 2007.

WHEREAS:

Section 8 (1) of the License Agreement provides that the Licensee agreed to issue payments to the Grantor for the purchase of equipment, a minimum amount of One Million Dollars ($1,000,000) within twelve (12) months of signing of this agreement under the following terms and conditions:

A)

On or before May 30th 2007 the Licensee shall order a minimum of Two Hundred and Fifty Thousand ($250,000.00) worth of equipment from the Grantor; and

B)

On or before September 30th 2007 the Licensee shall place another minimum order of Two Hundred and Fifty Thousand ($250,000.00) worth of equipment from the Grantor; and

C)

On or before January 31st  2008 the Licensee shall place another minimum order of Five Hundred Thousand ($500,000.00) worth of equipment from the Grantor.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties hereto agree to amend the License Agreement as follows:

Amendment of Section 8 Consideration, (1) Payments.  Section 8 Consideration, (1) Payments of the License Agreement is hereby amended to read in full as follows:

“As consideration for the License, the Licensee agreed to issue payments to the Grantor for the purchase of equipment, a minimum amount of One Million Dollars ($1,000,000) within fifteen (15) months of signing the original agreement dated January 25, 2007 under the following terms and conditions:

A.

On or before August 28, 2007 the Licensee shall order a minimum of Two Hundred and Fifty Thousand ($250,000.00) worth of equipment from the Grantor; and

B.

On or before December 31, 2007 the Licensee shall place another minimum order of Two Hundred and Fifty Thousand ($250,000.00) worth of equipment from the Grantor; and

C.

On or before April 30, 2008 the Licensee shall place another minimum order of Five Hundred Thousand ($500,000.00) worth of equipment from the Grantor.

All said payments are payable in US dollars to the bank branch and account designated by the Grantor.”

IN WITNESS WHEREOF the parties hereto as of the day and year first above written have duly executed this Amendment No. 1 to the License Agreement.

WATAIRE INTERNATIONAL, INC.

/s/ Terry Nylander

By: ____________________________________

Authorized Signatory

AIRBORN WATER COMPANY LTD.

/s/ Russell Collins

By: ____________________________________

Authorized Signatory